Financial Risk Management	12 Months Ended
Dec. 31, 2024
Financial Risk Management
Financial Risk Management

22.Financial Risk Management

Overview

The primary goals of the company’s financial risk management are to ensure that the outcomes of activities involving elements of risk are consistent with the company’s objectives and risk tolerance, while maintaining an appropriate balance between risk and reward and protecting the company’s consolidated balance sheet from events that have the potential to materially impair its financial strength. The company’s exposure to potential loss from its insurance and reinsurance operations and investment activities primarily relates to underwriting risk, credit risk, liquidity risk and various market risks. Balancing risk and reward is achieved through identifying risk appropriately, aligning risk tolerances with business strategy, diversifying risk, pricing appropriately for risk, mitigating risk through preventive controls and transferring risk to third parties. There were no significant changes in the types of the company’s risk exposures or the processes used by the company for managing those risk exposures at December 31, 2024 compared to those identified at December 31, 2023, except as discussed below.

Financial risk management objectives are achieved through a two tiered system, with detailed risk management processes and procedures at the company’s primary operating subsidiaries and its investment management subsidiary combined with the analysis of the company- wide aggregation and accumulation of risks at the holding company. In addition, although the company and its operating subsidiaries each have an officer with designated responsibility for risk management, the company regards each Chief Executive Officer as the chief risk officer of their company; each Chief Executive Officer is the individual ultimately responsible for risk management for his or her company and its subsidiaries.

The company’s President and Chief Operating Officer reports on risk considerations to the company’s Executive Committee and provides a quarterly report on key risk exposures to the company’s Board of Directors. The Executive Committee, in consultation with the President and Chief Operating Officer, approves certain policies for overall risk management, as well as policies addressing specific areas such as investments, underwriting, catastrophe risk and reinsurance. The company’s Investment Committee approves policies for the management of market risk (including currency risk, interest rate risk and other price risk) and the use of derivative and non-derivative financial instruments, and monitors to ensure compliance with relevant regulatory guidelines and requirements. A discussion of the company’s risks and the management of those risks is an agenda item for every regularly scheduled meeting of the Board of Directors.

United States Tariffs

The announced imposition of tariffs by the United States (the “U.S. Tariffs”) and retaliatory measures between governments may cause multifaceted effects on the economy. The U.S. Tariffs may adversely impact the company's operations by causing supply chain disruptions, economic downturn, inflationary pressures, and uncertainty in capital markets. The company is currently assessing the direct and indirect impacts to its operations of these tariffs and potential retaliatory tariffs and other trade protectionist measures that may arise, and such impacts may be significant, including inflationary pressures on loss costs, particularly for raw materials in the auto and construction industries. Failure to mitigate the negative effects of the U.S. Tariffs on the company's business could have a material adverse impact on the company's operating results and financial condition. While the company is taking steps to seek to mitigate the potential impact on its business, given that developments are ongoing with respect to these tariffs and other measures, their impacts are uncertain and could adversely affect the company's business, financial condition and results of operations.

Underwriting Risk

Property and casualty insurance and reinsurance

Underwriting risk is the risk that insurance service expenses will exceed insurance revenue and can arise as a result of numerous factors, including pricing risk, reserving risk and catastrophe risk. There were no significant changes to the company’s exposure to underwriting risk, and there were no changes to the framework used to monitor, evaluate and manage underwriting risk, at December 31, 2024 compared to December 31, 2023.

For acquired claims and ceded claims resulting from the acquisition of Gulf Insurance on December 26, 2023 that are in their settlement period, the insured event is the determination of the ultimate cost and timing of the claims. The company’s underwriting risk for such claims is therefore limited to the potential for adverse development over the settlement period; however, IFRS 17 Insurance Contracts (“IFRS 17”) requires that the fair value of those claims and ceded claims at acquisition be recorded in the liability for remaining coverage and asset for remaining coverage respectively, similar to newly written contracts, which will increase the reported amounts in the company’s consolidated statement of earnings over the settlement period of those claims and ceded claims, particularly insurance revenue, insurance service expenses, cost of reinsurance and recoveries of insurance service expenses. See notes 8 and 9 for details.

Principal lines of business

The company’s principal insurance and reinsurance lines of business and the significant insurance risks inherent therein are as follows:

●	Property, which insures against losses to property from (among other things) fire, explosion, natural perils (for example, earthquake, windstorm and flood), terrorism and engineering problems (for example, boiler explosion, machinery breakdown and construction defects). Specific types of property risks underwritten by the company include automobile, commercial and personal property and crop;
●	Casualty, which insures against accidents (including workers’ compensation and automobile) and also includes employers’ liability, accident and health, medical malpractice, cyber, professional liability and umbrella coverage; and
●	Specialty, which insures against marine, aerospace and surety risk, and other various risks and liabilities that are not identified above.

The table that follows presents the company’s concentration of insurance risk by geographic region and line of business based on net insurance revenue (calculated by the company as insurance revenue less cost of reinsurance). The company’s exposure to general insurance risk varies by geographic region and may change over time.

					Middle East		Other
	Canada		United States		and Asia(1)		International(2)		Total
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Property	1,392.4	1,268.1	3,828.1	4,021.1	1,320.3	735.0	1,983.6	1,774.6	8,524.4	7,798.8
Casualty	1,113.8	1,124.4	9,582.3	9,188.7	1,274.1	556.0	1,769.4	1,542.6	13,739.6	12,411.7
Specialty(3)	96.8	94.1	886.8	708.6	864.7	233.8	754.1	710.4	2,602.4	1,746.9
Total	2,603.0	2,486.6	14,297.2	13,918.4	3,459.1	1,524.8	4,507.1	4,027.6	24,866.4	21,957.4

Insurance	2,868.9	2,772.7	17,167.9	16,922.7	5,249.6	1,958.6	5,777.7	5,280.8	31,064.1	26,934.8
Reinsurance	(265.9)	(286.1)	(2,870.7)	(3,004.3)	(1,790.5)	(433.8)	(1,270.6)	(1,253.2)	(6,197.7)	(4,977.4)
	2,603.0	2,486.6	14,297.2	13,918.4	3,459.1	1,524.8	4,507.1	4,027.6	24,866.4	21,957.4
(1)	The Middle East and Asia geographic segment is primarily comprised of countries that Gulf Insurance (consolidated on December 26, 2023), based in Kuwait, operates in through its subsidiaries across the MENA region, and countries throughout Asia, including Japan, India, Sri Lanka, Malaysia, Singapore, Indonesia, China and Thailand.
(2)	The Other International geographic segment is primarily comprised of countries located in South America, Europe, Africa and Oceania.
(3)	Includes net insurance revenue, from life insurance, from the company's Life insurance and Run - off reporting segment, in the Middle East and Asia and Other International geographic regions of $151.9 (2023 - $118.4).

Pricing risk

Pricing risk arises because actual claims experience may differ adversely from the assumptions used in pricing insurance risk. Historically, the underwriting results of the property and casualty industry have fluctuated significantly due to the cyclical nature of the insurance market. Market cycles are affected by the frequency and severity of losses, levels of capacity and demand, general economic conditions, including inflationary pressures, and competition on rates and terms of coverage. The operating companies focus on profitable underwriting using a combination of experienced underwriting and actuarial staff, pricing models and price adequacy monitoring tools.

Reserving risk

Reserving risk arises because actual claims experience may differ adversely from the assumptions used in setting reserves, in large part due to the length of time between the occurrence of a loss, the reporting of the loss to the insurer and the ultimate resolution of the claim. The degree of uncertainty will vary by line of business according to the characteristics of the insured risks, with the ultimate cost of a claim determined by the actual insured loss suffered by the policyholder. Claims provisions reflect expectations of the ultimate cost of resolution and administration of claims based on an assessment of facts and circumstances then known, a review of historical settlement patterns, estimates of trends in claim severity and frequency, developing case law and other factors.

The time required to learn of and settle claims is often referred to as the “tail” and is an important consideration in establishing the company’s reserves. Short-tail claims are those for which losses are normally reported soon after the incident and are generally settled within months following the reported incident. This would include, for example, most property, automobile and marine and aerospace damage. Long-tail claims are considered by the company to be those that often take three years or more to develop and settle, such as asbestos, environmental pollution, workers’ compensation, professional liability and product liability. Information concerning the loss event and ultimate cost of a long-tail claim may not be readily available, making the reserving analysis of long-tail lines of business more difficult and subject to greater uncertainties than for short-tail lines of business. In the extreme cases, such as long-tail claims involving asbestos and environmental pollution, it may take upwards of 40 years to settle. The company employs specialized techniques to determine such provisions using the extensive knowledge of both internal and external asbestos and environmental pollution experts and legal advisors.

The establishment of provisions for losses and loss adjustment expenses is an inherently uncertain process that can be affected by internal factors such as: the risk in estimating loss development patterns based on historical data that may not be representative of future loss payment patterns; assumptions built on industry loss ratios or industry benchmark development patterns that may not reflect actual experience; the intrinsic risk as to the homogeneity of the underlying data used in carrying out the reserve analyses; and external factors such as trends relating to jury awards; economic inflation; medical cost inflation; worldwide economic conditions; tort reforms; court interpretations of coverage; the regulatory environment; underlying policy pricing; claims handling procedures; inclusion of exposures not contemplated at the time of policy inception; and significant changes in severity or frequency of losses relative to historical trends. Due to the amount of time between the occurrence of a loss, the actual reporting of the loss and the ultimate settlement of the claim, provisions may ultimately develop differently from the actuarial assumptions made when initially estimating the provision for losses.

While inflationary pressures felt throughout the economy in 2023 began to ease in 2024, the company continued to focus on inflationary assumptions used in both the pricing of new business and within the company’s reserving process, specifically when setting initial loss estimates and projecting the ultimate costs to settle claims. The company has experienced inflationary pressures on its costs to settle claims throughout 2024 and 2023, and both economic and social inflation remain key considerations in the company’s reserving methodology and form part of its determination in the selection of the company’s ultimate cost to settle claims.

The diversity of insurance risk within the company’s portfolio of issued policies makes it difficult to predict whether material prior year reserve development will occur and, if it does occur, the location and timing of such an occurrence.

Catastrophe risk

Catastrophe risk arises from exposure to large losses caused by either man-made or natural catastrophes that could result in significant underwriting losses. Weather-related catastrophe losses are also affected by climate change which increases the unpredictability of both frequency and severity of such losses. As the company does not establish reserves for catastrophes in advance of the occurrence of such events, these events may cause volatility in the levels of incurred losses and reserves, subject to the effects of reinsurance recoveries. This volatility may also be contingent upon political and legal developments after the occurrence of the event. The company evaluates potential catastrophic events and assesses the probability of occurrence and magnitude of these events predominantly through probable maximum loss (“PML”) modeling techniques and through the aggregation of limits exposed. A wide range of events are simulated using the company’s proprietary and commercial models, including single large events and multiple events spanning the numerous geographic regions in which the company assumes insurance risk.

Each operating company has developed and applies strict underwriting guidelines for the amount of catastrophe exposure it may assume as a standalone entity for any one risk and location, and those guidelines are regularly monitored and updated. Operating companies also manage catastrophe exposure by diversifying risk across geographic regions, catastrophe types and other lines of business, factoring in levels of reinsurance protection, adjusting the amount of business written based on capital levels and adhering to risk tolerance guidelines. The company’s head office aggregates catastrophe exposure company-wide and continually monitors the group’s aggregate exposure. Independent exposure limits for each entity in the group are aggregated to produce an exposure limit for the group as there is presently no model capable of simultaneously projecting the magnitude and probability of loss in all geographic regions in which the company operates. Currently the company’s objective is to limit its company-wide catastrophe loss exposure such that one year’s aggregate pre-tax net catastrophe losses would not exceed one year’s normalized net earnings before income taxes. The company takes a long term view and generally considers a 15% return on common shareholders’ equity, adjusted to a pre-tax basis, to be representative of one year’s normalized net earnings. The modeled probability of aggregate catastrophe losses in any one year exceeding this amount is generally more than once in every 250 years.

Management of underwriting risk

To manage exposure to underwriting risk, and the pricing, reserving and catastrophe risks contained therein, operating companies have established limits for underwriting authority and requirements for specific approvals of transactions involving new products or transactions involving existing products which exceed certain limits of size or complexity. The company’s objective of operating with a prudent and stable underwriting philosophy with sound reserving is also achieved through the establishment of goals, delegation of authorities, financial monitoring, underwriting reviews and remedial actions to facilitate continuous improvement. The company’s liability for incurred claims for insurance contracts is reviewed separately by, and must be acceptable to, internal actuaries at each operating company and the company’s Chief Actuary. Additionally, independent actuaries are periodically engaged to review an operating company’s reserves or reserves for certain lines of business. The company purchases reinsurance protection for risks assumed when it is considered prudent and cost effective to do so at the operating companies for specific exposures and, if needed, at the holding company for aggregate exposures. Steps are taken to actively reduce the volume of insurance and reinsurance underwritten on particular types of risks when the company desires to reduce its direct exposure due to inadequate pricing.

As part of its overall risk management strategy, the company cedes insurance risk through proportional, non-proportional and facultative reinsurance treaties. With proportional reinsurance, the reinsurer shares a pro rata portion of the company’s losses and premium, whereas with non-proportional reinsurance, the reinsurer assumes payment of the company’s loss above a specified retention, subject to a limit. Facultative reinsurance is the reinsurance of individual risks as agreed by the company and the reinsurer. The company follows a policy of underwriting and reinsuring contracts of insurance and reinsurance which, depending on the type of contract, generally limits the liability of an operating company on any policy to a maximum amount on any one loss. Reinsurance decisions are made by operating companies to reduce and spread the risk of loss on insurance and reinsurance written, to limit multiple claims arising from a single occurrence and to protect capital resources. The amount of reinsurance purchased can vary among operating companies depending on the lines of business written, their respective capital resources and prevailing or expected market conditions. Reinsurance is generally placed on an excess of loss basis and written in several layers, the purpose of which is to limit the amount of one risk to a maximum amount acceptable to the company and to protect from losses on multiple risks arising from a single occurrence. This type of reinsurance includes what is generally referred to as catastrophe reinsurance. The company’s reinsurance does not, however, relieve the company of its primary obligation to the policyholder.

The majority of reinsurance contracts purchased by the company provide coverage for a one year term and are negotiated annually. The ability of the company to obtain reinsurance on terms and prices consistent with historical results reflects, among other factors, recent loss experience of the company and of the industry in general. The effects of increased catastrophes, uncertainty surrounding the impact of climate change on the nature of catastrophic losses and rising claims costs are elevating reinsurance pricing, which has affected the company’s reinsurance cost for loss affected business and retroactive reinsurance. Notwithstanding the significant catastrophe losses suffered by the industry since 2017, capital adequacy within the reinsurance market remains strong with new capital entering the market and alternative forms of reinsurance capacity continuing to be available. The company remains opportunistic in its use of reinsurance including alternative forms of reinsurance, balancing capital requirements and the cost of reinsurance.

Life Insurance

Life insurance risk in the company arises principally through Eurolife and Gulf Insurance’s life insurance operations and their exposure to actual experience in the areas of mortality, morbidity, longevity, policyholder behaviour and expenses which is adverse to expectations. Exposure to underwriting risk is managed by underwriting procedures that have been established at each life insurance operation to determine the insurability of applicants and to manage aggregate exposures for adverse deviations in assumptions. These underwriting requirements are regularly reviewed by each life insurance operation’s actuaries.

Credit Risk

Credit risk is the risk of loss resulting from the failure of a counterparty to honour its financial obligations to the company. Credit risk arises predominantly on cash and short term investments, investments in debt instruments, insurance contract receivables, reinsurance contract assets held and receivables from counterparties to derivative contracts (primarily long equity total return swaps and foreign currency forward contracts). There were no significant changes to the company’s exposure to credit risk (except as set out in the discussion which follows) or the framework used to monitor, evaluate and manage credit risk at December 31, 2024 compared to December 31, 2023.

The company’s gross credit risk exposure (without consideration of amounts held by the company as collateral) was comprised as follows:

	December 31,	December 31,
	2024	2023
Cash and short term investments	8,522.6	8,092.8
Investments in debt instruments:
U.S. sovereign government(1)	15,863.9	16,273.5
Other sovereign government rated AA/Aa or higher(1)(2)	4,378.7	4,046.8
All other sovereign government(3)	4,048.7	3,367.1
Canadian provincials	446.9	243.5
U.S. states and municipalities	179.6	184.5
Corporate and other(4)(5)	13,317.7	13,325.6
Receivable from counterparties to derivative contracts	1,291.4	656.6
Insurance contract receivables	780.4	926.1
Reinsurance contract assets held	10,682.6	10,887.7
Other assets(6)	2,199.2	2,174.2
Total gross credit risk exposure	61,711.7	60,178.4
(1)	Represented together 30.0% of the company’s total investment portfolio at December 31, 2024 (December 31, 2023 – 31.4%) and considered by the company to have nominal credit risk.
(2)

Comprised primarily of bonds issued by the governments of Canada, Australia and the United Kingdom with fair values at December 31, 2024 of $2,294.1, $479.1 and $363.8 respectively (December 31, 2023 - $2,471.6, $378.5 and $321.8).

(3)

Comprised primarily of bonds issued by the governments of Greece, Brazil and India with fair values at December 31, 2024 of $1,130.8, $673.9 and $628.5 respectively (December 31, 2023 - $1,234.6, $884.4 and $44.6).

(4)	Represents 19.8% of the company’s total investment portfolio at December 31, 2024 (December 31, 2023 – 20.6%).
(5)	Includes the company’s investments in first mortgage loans at December 31, 2024 of $4,777.8 (December 31, 2023 - $4,685.4) secured by real estate predominantly in the U.S., Europe and Canada as described in note 5.
(6)	Excludes assets associated with unit-linked insurance products of $1,368.3 at December 31, 2024 (December 31, 2023 – $1,204.0) for which credit risk is not borne by the company, and income taxes refundable of $86.7 at December 31, 2024 (December 31, 2023 - $59.0) that are considered to have nominal credit risk.

Cash and short term investments

The company’s cash and short term investments (including those of the holding company) are primarily held at major financial institutions in the jurisdictions in which the company operates. In response to the global bank failures and economic volatility created by the events of the March 2023 banking crisis, the company continues to monitor risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of the financial institutions with which it transacts. From these reviews, the company determined it had limited exposure to financial institutions where it perceived heightened credit risk.

At December 31, 2024, 69.4% of these balances were held in Canadian and U.S. financial institutions, 17.4% in European financial institutions and 13.2% in other foreign financial institutions (December 31, 2023 – 59.1%, 24.0% and 16.9% respectively). The company monitors risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of these financial institutions and more frequently during periods of economic volatility. From these reviews, the company may transfer balances from financial institutions where it perceives heightened credit risk to others considered to be more stable.

Investments in debt instruments

The company’s risk management strategy for debt instruments is to invest primarily in those of high credit quality issuers and to limit the amount of credit exposure to any one corporate issuer. Management considers high quality debt instruments to be those with a S&P or Moody’s issuer credit rating of BBB/Baa or higher. While the company reviews third party credit ratings, it also performs its own analysis and does not delegate the credit decision to rating agencies. The company endeavours to limit credit exposure by monitoring fixed income portfolio limits on individual corporate issuers and on credit quality and may, from time to time, initiate positions in certain types of derivatives to further mitigate credit risk exposure.

The composition of the company’s investments in debt instruments classified according to the higher of each security’s respective S&P and Moody’s issuer credit rating is presented in the table that follows:

	December 31, 2024			December 31, 2023
	Amortized	Fair		Amortized	Fair
Issuer Credit Rating	cost	value	%	cost	value	%
AAA/Aaa	19,394.3	19,168.0	50.1	19,301.4	19,670.5	52.5
AA/Aa	2,333.6	2,325.3	6.1	1,490.9	1,521.9	4.1
A/A	4,241.9	4,273.3	11.2	3,977.9	4,012.7	10.7
BBB/Baa	4,783.6	4,778.8	12.5	4,420.3	4,414.2	11.8
BB/Ba	1,316.4	1,128.4	3.0	1,422.0	1,445.9	3.9
B/B	167.4	171.7	0.4	184.0	182.5	0.5
Lower than B/B	291.4	364.6	1.0	87.6	113.7	0.3
Unrated(1)	6,192.5	6,025.4	15.7	6,210.2	6,079.6	16.2
Total	38,721.1	38,235.5	100.0	37,094.3	37,441.0	100.0
(1)	Includes the company’s investments in first mortgage loans at December 31, 2024 of $4,777.8 (December 31, 2023 - $4,685.4) secured by real estate predominantly in the U.S., Europe and Canada. Unrated debt instruments also include the fair value of the company’s investments in Amynta Group of $156.2 (December 31, 2023 – $159.7), ONX Inc. of $125.6 (December 31, 2023 – $125.6), Duke Royalty UK Limited of $114.6 (December 31, 2023 - $92.5), Mosaic Capital Corporation of $95.2 (December 31, 2023 - $96.8), Metlen Energy & Metals S.A. (formerly Mytilineos S.A.) of $86.8 (December 31, 2023 – $101.4), and Blackberry Limited of $148.9 at December 31, 2023.

At December 31, 2024, 79.9% (December 31, 2023 – 79. 1%) of the fixed income portfolio’s carrying value was rated investment grade or better, with 56.2% (December 31, 2023 – 56.6%) rated AA or better (primarily consisting of government bonds). The increase in bonds rated AA/Aa was primarily due to the credit rating upgrade of certain Saudi Arabia government bonds from A/A to AA/Aa, net purchases of other government bonds of $203.0, net purchases of Canadian provincial bonds of $192.1 and net purchases of corporate and other bonds of $91.2. The increase in bonds rated A/A was primarily due to net purchases of corporate and other bonds of $263.0 and other government bonds of $165.9. The increase in bonds rated BBB/Baa was primarily due to net purchases of other government bonds of $725.8, partially offset by the net sales of corporate and other bonds of $145.7. The decrease in bonds rated BB/Ba was principally due to net sales of corporate and other bonds of $176.2. The increase in bonds rated lower than B/B was primarily due to net purchases of other government bonds of $193.7. The decrease in unrated bonds primarily reflected the maturity of the Blackberry Limited convertible debentures, partially offset by net purchases of first mortgage loans of $103.5.

At December 31, 2024 holdings of bonds in the ten issuers to which the company had the greatest exposure (excluding U.S., Canadian, and U.K. sovereign government bonds) totaled $4,931.0 (December 31, 2023 - $4,704.6), which represented approximately 7.3% (December 31, 2023 – 7.3%) of the total investment portfolio. Exposure to the largest single issuer of corporate debt instrument at December 31, 2024 was the company’s investment in BP Capital Markets America Inc. of $444.7 (December 31, 2023 - Bank of Nova Scotia of $453.0), which represented approximately 0.7% (December 31, 2023 – 0.7%) of the total investment portfolio.

Counterparties to derivative contracts

Counterparty risk arises from the company’s derivative contracts primarily in three ways: first, a counterparty may be unable to honour its obligation under a derivative contract and have insufficient collateral pledged in favour of the company to support that obligation; second, collateral deposited by the company to a counterparty as a prerequisite for entering into certain derivative contracts (also known as initial margin) may be at risk should the counterparty face financial difficulty; and third, excess collateral pledged in favour of a counterparty may be at risk should the counterparty face financial difficulty (counterparties may hold excess collateral as a result of the timing of the settlement of the amount of collateral required to be pledged based on the fair value of a derivative contract).

The company endeavours to limit counterparty risk through diligent selection of counterparties to its derivative contracts and through the terms of negotiated agreements. Pursuant to these agreements, counterparties are contractually required to deposit eligible collateral in collateral accounts (subject to certain minimum thresholds) for the benefit of the company based on the daily fair value of the derivative contracts. The company’s exposure to risk associated with providing initial margin is mitigated where possible through the use of segregated third party custodian accounts that only permit counterparties to take control of the collateral in the event of default by the company.

Agreements negotiated with counterparties provide for a single net settlement of all financial instruments covered by the agreement in the event of default by the counterparty, thereby permitting obligations owed by the company to a counterparty to be offset against amounts receivable by the company from that counterparty (the “net settlement arrangements”). The following table sets out the company’s net derivative counterparty risk assuming all derivative counterparties are simultaneously in default:

	December 31,	December 31,
	2024	2023
Total derivative assets(1)	1,291.4	656.6
Obligations that may be offset under net settlement arrangements	(38.2)	(48.8)
Fair value of collateral deposited for the benefit of the company	(1,063.4)	(527.9)
Excess collateral pledged by the company in favour of counterparties	9.2	7.2
Net derivative counterparty exposure after net settlement and collateral arrangements	199.0	87.1
(1)	Excludes equity warrants, equity call options, and other derivatives which are not subject to counterparty risk.

Collateral deposited for the benefit of the company at December 31, 2024 consisted of cash of $50.0 and government securities of $1,015.1 (December 31, 2023 - $42.2 and $492.3), which includes excess collateral pledged by counterparties. The company had not exercised its right to sell or repledge collateral at December 31, 2024.

Reinsurance contract assets held

Credit risk on the company’s reinsurance contract assets held existed at December 31, 2024 to the extent that any reinsurer may be unable or unwilling to reimburse the company under the terms of the relevant reinsurance arrangements. The company is also exposed to the credit risk assumed in fronting arrangements and to potential reinsurance capacity constraints. The company regularly assesses the creditworthiness of reinsurers with whom it transacts business; internal guidelines generally require reinsurers to have strong A.M. Best ratings and to maintain capital and surplus in excess of $500.0. Where contractually provided for, the company has collateral for outstanding balances in the form of cash, letters of credit, guarantees or assets held in trust accounts. This collateral may be drawn on when amounts remain unpaid beyond contractually specified time periods for each individual reinsurer.

The company’s reinsurance analysts collect and maintain individual operating company and group reinsurance exposures across the company and conduct ongoing detailed assessments of current and potential reinsurers, perform annual reviews of impaired reinsurers, and provide recommendations for the group on the risk of non-performance by the reinsurer. Reinsurers rated A- or higher by A.M. Best represented 88% of the total reinsurance exposure at December 31, 2024, with the remaining 12% primarily representing pools and associations, which generally consist of government or similar insurance funds carrying limited credit risk, and unrated reinsurers which are substantially collateralized. The company had the benefit of $1.0 billion in the form of letters of credit or trust funds to fully or partially collateralize certain reinsurance assets.

There were no significant changes to the company’s gross exposure to credit risk from its reinsurers during 2024, with reinsurance contract assets held of $10,682.6 at December 31, 2024 (December 31, 2023 - $10,887.7).

Liquidity Risk

Liquidity risk is the potential for loss if the company is unable to meet financial commitments in a timely manner at reasonable cost as they fall due. The company’s cash flows in the near term may be impacted by the need to provide capital to support growth in the insurance and reinsurance companies in a favourable pricing environment and to support fluctuations in their investment portfolios. The company’s policy is to ensure that sufficient liquid assets are available to meet financial commitments, including liabilities to policyholders and debt holders, dividends on preferred shares and investment commitments. Cash flow analysis is performed regularly at both the holding company and operating companies to ensure that future cash needs are met or exceeded by cash flows generated by operating companies.

Holding Company

The holding company’s known significant commitments for 2025 consist of payment of a common share dividend of $343.6 ($15.00 per common share, paid in January 2025), the redemption on March 31, 2025 of its Series E, Series F and Series M cumulative preferred shares for aggregate consideration of Cdn$418.5 as described in note 16, the acquisition of an approximate 33% equity interest in Albingia for approximately $216 (€209) as described in note 6, an annual payment of $165.0 on the note payable to KIPCO of $495.0 principal amount relating to the acquisition of Gulf Insurance in 2023, payment of interest and corporate overhead expenses, preferred share dividends, income tax payments, potential payments on amounts borrowed, if any, from the revolving credit facility, and other investment related activities. The company may also make payments related to its derivative contracts and to provide capital support to its insurance and reinsurance companies (for underwriting initiatives in favourable insurance markets).

The company believes that holding company cash and investments, net of holding company derivative obligations, at December 31, 2024 of $2,502.1 provides adequate liquidity to meet the holding company’s known commitments in 2025. The holding company expects to continue to receive investment management and administration fees and dividends from its insurance and reinsurance subsidiaries, and investment income on its holdings of cash and investments. To further augment its liquidity, the holding company can borrow from its $2.0 billion unsecured revolving credit facility, which was undrawn at December 31, 2024, and on January 23, 2025 the holding company received gross proceeds of $190.8 (€183.5) for the sale of 80.0 million shares or an approximate 2.2% equity interest of Eurobank. See note 6 for details.

The holding company may experience cash inflows or outflows on occasion related to its derivative contracts, including collateral requirements. During 2024 the holding company received net cash of $517.7 (2023 - $304.2) (excluding the impact of collateral requirements) in connection with the company’s investment in long equity total return swaps on Fairfax subordinate voting shares, where the counterparties are Canadian banks. See note 7 for details.

Insurance and reinsurance subsidiaries

The liquidity requirements of the insurance and reinsurance subsidiaries principally relate to liabilities associated with underwriting, operating expenses, the payment of dividends to the holding company, contributions to their subsidiaries, payment of principal and interest on their outstanding debt obligations, income tax payments, investment commitments and certain derivative obligations (described below). Liabilities associated with underwriting include the payment of claims and direct commissions. Historically, the insurance and reinsurance subsidiaries have used cash inflows from operating activities (primarily the collection of premiums and reinsurance commissions) and investment activities (primarily repayments of principal on debt investments, sales of investment securities and investment income) to fund their liquidity requirements. The insurance and reinsurance subsidiaries may also receive cash inflows from financing activities (primarily distributions received from their subsidiaries).

The company’s insurance and reinsurance subsidiaries, and the holding company at a consolidated level, focus on the stress that could be placed on liquidity requirements as a result of severe disruption or volatility in the capital markets or extreme catastrophe activity, or a combination of both. The insurance and reinsurance subsidiaries maintain investment strategies intended to provide adequate funds to pay claims or withstand disruption or volatility in the capital markets without forced sales of investments. The insurance and reinsurance subsidiaries hold highly liquid, high quality short term investment securities and other liquid investment grade fixed maturity securities to fund anticipated claim payments, operating expenses and commitments related to investments.

At December 31, 2024 portfolio investments, including investments held by non-insurance companies and net of derivative obligations, was $64.9 billion (December 31, 2023 - $63.0 billion). Portfolio investments include investments that may lack liquidity or are inactively traded, including corporate debentures, first mortgage loans, preferred stocks, common stocks, limited partnership interests, other invested assets and investments in associates. At December 31, 2024 these asset classes represented approximately 20.7% (December 31, 2023 – 20.7%) of the carrying value of the insurance and reinsurance subsidiaries’ portfolio investments.

Non-insurance companies

The non-insurance companies have principal repayments coming due in 2025 of $272.4, primarily related to Peak Achievement, Boat Rocker and Sporting Life’s credit facilities. Borrowings of the non-insurance companies are non-recourse to the holding company and are generally expected to be settled through a combination of refinancing and operating cash flows.

Fairfax India held investments that may lack liquidity or are inactively traded with a carrying value of $1,020.7 at December 31, 2024 (December 31, 2023 - $1,461.2).

Maturity profile of insurance contract liabilities

The following table sets out the maturity profile of the company’s insurance contract liabilities based on the expected undiscounted future cash flows, excluding the risk adjustment:

	Maturity profile of insurance contract liabilities(1)
	1 year or less	1-2 years	2-3 years	3-4 years	4-5 years	More than 5 years	Total
December 31, 2024	14,226.5	8,462.3	6,100.6	4,511.5	3,206.0	12,158.3	48,665.2
December 31, 2023	15,080.6	7,544.2	5,414.4	3,972.1	3,168.5	11,111.8	46,291.6
(1)	Excludes the liability for remaining coverage for contracts measured under the PAA.

The timing of claims payments is not fixed and represents the company’s best estimate.

Maturity profile of financial liabilities

The following tables set out the maturity profile of the company’s financial liabilities based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2024
	3 months	3 months	1 - 3	3 - 5	More than
	or less	to 1 year	years	years	5 years	Total
Accounts payable and accrued liabilities(1)	2,148.2	1,263.4	970.5	423.6	799.5	5,605.2
Insurance contract payables	261.8	75.3	342.8	21.5	221.6	923.0
Borrowings - holding company and insurance and reinsurance companies:
Principal	17.1	198.4	1,302.2	1,763.4	5,674.2	8,955.3
Interest(2)	123.5	314.1	838.3	656.3	3,239.7	5,171.9
Borrowings - non-insurance companies:
Principal	62.5	209.9	723.0	1,049.4	874.0	2,918.8
Interest	33.5	117.9	295.6	131.0	119.8	697.8
	2,646.6	2,179.0	4,472.4	4,045.2	10,928.8	24,272.0
(1)	Excludes pension and post retirement liabilities, deferred gift card, hospitality and other revenue, accrued interest expense and other.
(2)	Interest of more than 5 years includes interest expense on longer term debt issued in 2024, reflecting Fairfax’s $1.0 billion principal amount of senior unsecured notes due March 2054, Fairfax’s Cdn$250.0 principal amount of senior unsecured notes due November 2054 and Allied World’s primary co-obligor $600.0 principal amount of senior unsecured notes due March 2055. See note 15.

	December 31, 2023
	3 months		3 months	1 - 3	3 - 5	More than
	or less		to 1 year	years	years	5 years		Total
Accounts payable and accrued liabilities(1)	1,857.5		1,210.8	920.9	350.9	591.3		4,931.4
Insurance contract payables	422.0		96.5	304.3	132.8	251.3		1,206.9
Borrowings - holding company and insurance and reinsurance companies:
Principal	545.3	(2)	198.5	1,341.7	2,185.9	3,673.5	(3)	7,944.9
Interest	90.4		247.4	611.1	480.8	531.0	(3)	1,960.7
Borrowings - non-insurance companies:
Principal	28.4		347.9	478.6	686.9	364.5		1,906.3
Interest	31.0		71.2	144.5	80.7	70.7		398.1
	2,974.6		2,172.3	3,801.1	3,918.0	5,482.3		18,348.3
(1)	Excludes pension and post retirement liabilities, deferred gift card, hospitality and other revenue, accrued interest expense and other.
(2)	Includes the redemptions of the August 2024 and March 2025 unsecured senior notes as described in note 15.
(3)	Excludes the re-opening of the December 2023 unsecured senior notes of $200.0 completed subsequent to December 31, 2023 as described in note 15.

The payment obligations which are due beyond one year in insurance contract payables primarily relate to certain payables to brokers and reinsurers not expected to be settled in the short term.

The following table provides a maturity profile of the company’s derivative obligations based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2024				December 31, 2023
	3 months	3 months	More than		3 months	3 months	More than
	or less	to 1 year	1 year	Total	or less	to 1 year	1 year	Total
Long equity total return swaps	0.4	—	—	0.4	28.5	0.1	3.9	32.5
Foreign currency forward and swap contracts	58.9	8.8	66.6	134.3	97.6	0.9	60.3	158.8
Other derivative contracts	102.9	84.4	34.9	222.2	90.3	134.9	28.4	253.6
	162.2	93.2	101.5	356.9	216.4	135.9	92.6	444.9

Market Risk

Market risk, comprised of foreign currency risk, interest rate risk and other price risk, is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The company is exposed to market risk principally in its investing activities, and also in its underwriting activities where those activities expose the company to foreign currency risk. The company’s investment portfolios are managed with a long term, value-oriented investment philosophy emphasizing downside protection, with policies to limit and monitor individual issuer exposures and aggregate equity exposure at the subsidiary and consolidated levels. The following is a discussion of the company’s primary market risk exposures and how those exposures are managed.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

Fixed Income Portfolio

Typically, as interest rates rise, the fair value of fixed income investments decline and, conversely, as interest rates decline, the fair value of fixed income investments rise. In each case, the longer the maturity of the financial instrument, the greater the consequence of a change in interest rates. The company’s interest rate risk management strategy is to position its fixed income portfolio based on its view of future interest rates and the yield curve, balanced with liquidity requirements. The company may reposition the portfolio in response to changes in the interest rate environment. At December 31, 2024 the company’s investment portfolio included fixed income securities with an aggregate fair value of approximately $38.2 billion (December 31, 2023 - $37.4 billion) that is subject to interest rate risk.

The company's exposure to interest rate risk increased during 2024 through the increase in duration of the fixed income portfolio primarily from investments in longer-dated U.S. treasury bonds and net purchases of other government bonds, funded principally by net cash generated from insurance and reinsurance underwriting operations, interest and dividends received on the investment portfolio and sales and maturities of short-dated U.S. treasury bonds.

The company has held forward contracts to sell long-dated U.S. treasury bonds to reduce its exposure to interest rate risk from time to time, but no longer held any at December 31, 2024 (December 31, 2023 - notional amount of $292.8). During 2024 the company entered into forward contracts to buy U.S. treasury bonds with a notional amount at December 31, 2024 of $1,330.2 (December 31, 2023 - nil) where the contracts held will provide an investment opportunity to buy U.S. treasury bonds as other fixed income investments mature. These contracts to buy long-dated U.S. treasury bonds have an average term to maturity of less than six months and may be renewed at market rates. See note 5 for details of the company’s fixed income maturity profile. In addition, the company entered into interest rate swaps with a notional amount at December 31, 2024 of $1,900.0 (December 31, 2023 – $1,900.0) that provide the company the right to receive fixed rates in exchange for the obligation to pay floating rates in relation to a majority of the amount of net purchases of first mortgage loans completed in 2023. There were no other significant changes to the company’s framework used to monitor, evaluate and manage interest rate risk at December 31, 2024 compared to December 31, 2023.

Movements in the term structure of interest rates affect the level and timing of recognition in earnings of gains and losses on fixed income securities held. Generally, the company’s investment income may be reduced during sustained periods of lower interest rates as higher yielding fixed income securities are called, mature, or sold, and the proceeds reinvested at lower interest rates. During periods of rising interest rates, the market value of the company’s existing fixed income securities will generally decrease and gains on fixed income securities will likely be reduced. Losses are likely to be incurred following significant increases in interest rates. General economic conditions, political conditions and many other factors can also adversely affect the bond markets and, consequently, the value of fixed income securities held. These risks are monitored by the company’s senior portfolio managers and Chief Executive Officer, and taken into consideration when managing the consolidated bond portfolio.

The table below displays the potential impact of changes in interest rates on the company’s fixed income portfolio based on parallel 200 basis points shifts up and down, in 100 basis points increments, which the company believes to be reasonably possible in the current economic environment given the continued uncertainty caused by increased inflationary pressures and interest rates. This analysis was performed on each individual security to determine the hypothetical effect on net earnings.

	December 31, 2024			December 31, 2023
	Fair value of	Hypothetical	Hypothetical	Fair value of	Hypothetical	Hypothetical
	fixed income	change in net	% change	fixed income	change in net	% change
	portfolio	earnings(1)	in fair value(1)	portfolio	earnings(1)	in fair value(1)
Change in interest rates
200 basis point increase	35,484.7	(2,209.6)	(7.2)	35,043.3	(1,934.7)	(6.4)
100 basis point increase	36,801.1	(1,152.1)	(3.8)	36,212.0	(991.9)	(3.3)
No change	38,235.5	—	—	37,441.0	—	—
100 basis point decrease	39,791.1	1,250.2	4.1	38,803.0	1,098.1	3.6
200 basis point decrease	41,539.4	2,654.3	8.6	40,274.9	2,284.7	7.6
(1)

Includes the impact of forward contracts to buy U.S. treasury bonds with a notional amount at December 31, 2024 of $1,330.2 (December 31, 2023 – nil) and certain interest rate swaps to receive fixed rates in exchange for the obligation to pay floating rates on a notional amount of $1,900.0 (December 31, 2023 – $1,900.0). The analysis at December 31, 2023 included the impact of forward contracts to sell long dated U.S. treasury bonds with a notional amount of $292.8.

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the maintenance of the level and composition of fixed income securities at the indicated date, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary from assumptions used in the calculation of the fair value of individual securities; such variations may include non-parallel shifts in the term structure of interest rates and changes in individual issuer credit spreads.

Liability for incurred claims of insurance contracts, net of reinsurance

The company has exposure to interest rate risk on its insurance contracts, principally in the liability for incurred claims of insurance contract liabilities, net of the asset for incurred claims of reinsurance contract assets held ("liability for incurred claims, net of reinsurance"), of the company's property and casualty and run-off operations, and in the liability for remaining coverage of the company's life insurance operations (as a provision for life policy benefits is principally included therein).

The company's exposure to interest rate risk on the company's liability for incurred claims, net of reinsurance, excluding the company’s life insurance operations (as a provision for life policy benefits is principally included within the LRC), increased to $32,453.7 at December 31, 2024 from $29,688.4 at December 31, 2023, primarily reflecting increased business volumes at the property and casualty insurance and reinsurance companies (and the normal delay between the occurrence and payment of claims) and increased current period catastrophe losses, partially offset by increased net paid losses settled at U.S. Run-off.

Generally, an increase (decrease) in interest rates will result in a decrease (increase) to the carrying values of both the company’s fixed income portfolio and the liability for incurred claims, net of reinsurance. While the change to the carrying value of each will not necessarily be equal in magnitude when there is a movement in interest rates, the impact on the company's net earnings is mitigated.

The table below displays the potential effects of parallel 200 basis points shifts up and down, in 100 basis points increments, in interest rates on the liability for incurred claims, net of reinsurance, excluding the company's life insurance operations (as a provision for life policy benefits is principally included within the LRC), at December 31, 2024 and 2023, and the hypothetical effect on net earnings.

	December 31, 2024		December 31, 2023
	Liability for		Liability for
	incurred	Hypothetical	incurred	Hypothetical
	claims, net of	change in net	claims, net of	change in net
[Not yet updated]	reinsurance(1)	earnings	reinsurance(1)	earnings
Change in interest rates
200 basis point increase	30,794.9	1,324.2	28,081.6	1,278.6
100 basis point increase	31,594.1	686.2	28,862.7	655.3
No change	32,453.7	—	29,688.4	—
100 basis point decrease	33,381.8	(741.0)	30,625.0	(751.5)
200 basis point decrease	34,387.9	(1,544.4)	31,627.3	(1,551.7)

(1)

Calculated as the liability for incurred claims of insurance contract liabilities less the asset for incurred claims of reinsurance contract assets held, excluding other net receivable balances, primarily comprising the receivable from reinsurers on paid losses, funds withheld, and other.

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the consistent duration in future periods of the liability for incurred claims, net of reinsurance, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary.

Market price fluctuations

Market price fluctuation is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or foreign currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or other factors affecting all similar financial instruments in the market. The company’s risk management objective for market price fluctuations places primary emphasis on the preservation of invested capital. The company holds significant investments in equity and equity-related instruments. As discussed in the preceding sections, increased inflationary pressures and interest rates have increased market uncertainty and may adversely impact the fair values or future cash flows of the company’s equity and equity-related holdings. The company’s exposure to equity price risk through its equity and equity-related holdings increased at December 31, 2024 compared to December 31, 2023 as shown in the table below.

The company holds significant investments in equity and equity-related instruments. The market value and the liquidity of these investments are volatile and may vary dramatically either up or down in short periods, and their ultimate value will therefore only be known over the long term or on disposition. The following table summarizes the effect of the company’s equity and equity-related holdings on the company’s financial position as at December 31, 2024 and 2023 and results of operations for the years then ended. In that table the company considers its non-insurance investments in associates (note 6) with a fair value at December 31, 2024 of $9,997.9 (December 31, 2023 – $9,496.6) as a component of its equity and equity-related holdings when assessing its equity exposures.

					Year ended	Year ended
					December 31,	December 31,
	December 31, 2024		December 31, 2023		2024	2023
	Exposure/		Exposure/
	Notional	Carrying	Notional	Carrying	Pre-tax	Pre-tax
	amount	value	amount	value	earnings (loss)	earnings (loss)
Long equity exposures:
Common stocks	7,487.8	7,487.8	7,317.8	7,317.8	296.8	464.4
Bonds and preferred stocks – convertible(1)	273.6	273.6	414.0	414.0	14.6	77.1
Investments in associates(1)(2)(3)(4)	9,997.9	7,972.8	9,496.6	7,668.6	575.5	322.0
Equity derivatives(5)	2,588.0	1,120.8	2,060.2	563.2	939.3	357.2
Other	—	—	—	—	32.8	(3.1)
Long equity exposures and financial effects	20,347.3	16,855.0	19,288.6	15,963.6	1,859.0	1,217.6
(1)	Excludes the company’s insurance and reinsurance investments in associates and joint ventures and certain other equity and equity-related holdings which are considered long term strategic holdings. See note 6.
(2)	Pre-tax earnings (loss) excludes share of profit (loss) of associates, and includes gain (loss) on sale of non-insurance associates and joint ventures.
(3)	On November 1, 2024 the company sold its investment in Stelco for total consideration of $638.1 and recorded a net realized gain of $343.7. See note 6.
(4)	On December 20, 2024 the company acquired additional interests in Peak Achievement, increasing its ownership from 42.6% to 100.0%. Accordingly, the company commenced consolidating Peak Achievement and recorded a realized remeasurement gain of $203.4 in the consolidated statement of earnings as described in note 21.
(5)	Includes net gains on investments of $1,033.5 (2023 - $624.8) recognized on the company’s investment in long equity total return swaps on Fairfax subordinate voting shares. See note 7.

The table that follows illustrates the potential impact on net earnings of changes in the fair value of the company’s equity and equity-related holdings as a result of changes in global equity markets at December 31, 2024 and 2023. The analysis assumes variations of 10% and 20% (December 31, 2023 - 10% and 20%) which the company believes to be reasonably possible in the current economic environment based on analysis of the return on various equity indexes and management’s knowledge of global equity markets.

	December 31, 2024
Change in global equity markets	20% increase	10% increase	No change	10% decrease	20% decrease
Fair value of equity and equity-related holdings	12,355.7	11,344.2	10,349.4	9,378.4	8,431.8
Hypothetical $ change in net earnings	1,648.7	817.5	—	(798.2)	(1,576.4)
Hypothetical % change in fair value	19.4	9.6	—	(9.4)	(18.5)

	December 31, 2023
Change in global equity markets	20% increase	10% increase	No change	10% decrease	20% decrease
Fair value of equity and equity-related holdings	11,707.2	10,742.2	9,792.0	8,872.2	8,001.8
Hypothetical $ change in net earnings	1,622.6	805.4	—	(781.1)	(1,522.8)
Hypothetical % change in fair value	19.6	9.7	—	(9.4)	(18.3)

The change in fair value of non-insurance investments in associates and joint ventures has been excluded from each of the scenarios presented above as any change in the fair value of an investment in associate is generally recognized in the company’s consolidated financial reporting only upon disposition of the associate. Changes in fair value of equity and equity-related holdings related to insurance and reinsurance investments in associates and joint ventures and certain other equity and equity-related holdings have also been excluded from each of the scenarios presented above as those investments are considered long term strategic holdings.

At December 31, 2024 the company’s ten largest holdings within common stocks and non-insurance investments in associates and joint ventures, excluding long equity total return swaps, totaled $7,418.2 or 11.0% of the total investment portfolio (December 31, 2023 - $7,282.8 or 11.2%), of which the largest single holding was the company’s investment in Eurobank of $2,374.8 (note 6) or 3.5% of the total investment portfolio (December 31, 2023 - $2,099.5 or 3.2%).

Foreign currency risk

Foreign currency risk is the risk that the fair value or cash flows of a financial instrument or another asset or liability will fluctuate because of changes in foreign currency exchange rates and produce an adverse effect on earnings or equity when measured in a company’s functional currency. The company is exposed to foreign currency risk through transactions conducted in currencies other than the U.S. dollar, including insurance revenue and insurance service expenses that are denominated in foreign currencies. Investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar also result in exposure to foreign currency risk. There were no significant changes to the company’s exposure to foreign currency risk or the framework used to monitor, evaluate and manage foreign currency risk at December 31, 2024 compared to December 31, 2023.

The company’s foreign currency risk management objective is to mitigate the impact of foreign currency exchange rate fluctuations on total equity, notwithstanding the company’s exposure to the Indian rupee from its investment in Fairfax India. The company monitors its invested assets for exposure to foreign currency risk and limits such exposure as deemed necessary. At the consolidated level the company accumulates and matches all significant asset and liability foreign currency exposures to identify net unmatched positions, whether long or short. To mitigate exposure to an unmatched position, the company may: enter into long and short foreign currency forward contracts (primarily denominated in the euro, the British pound sterling and the Canadian dollar) to manage exposure on foreign currency denominated transactions; identify or incur foreign currency denominated liabilities to manage exposure to investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar; and, purchase investments denominated in the same currency as foreign currency exposed liabilities. Despite such efforts, the company may experience gains or losses resulting from foreign currency fluctuations, which may favourably or adversely affect operating results.

Hedge of net investment in Canadian subsidiaries

At December 31, 2024 the company has designated the carrying value of Cdn$3,140.0 principal amount of its Canadian dollar denominated unsecured senior notes with a fair value of $2,207.0 (December 31, 2023 - principal amount of Cdn$2,788.6 with a fair value of $2,061.1) as a hedge of a portion of its net investment in Canadian subsidiaries. During 2024 the company recognized after-tax gains of $173.9 (2023 – after-tax losses of $56.6) related to exchange rate movements on the Canadian dollar denominated unsecured senior notes in gains (losses) on hedge of net investment in Canadian subsidiaries in the consolidated statement of comprehensive income. On March 15, 2024 the company used the remainder of the net proceeds from the December 2023 offering, described in note 15, to redeem its Cdn$348.6 principal amount of 4.95% unsecured senior notes due March 3, 2025, which resulted in a reduction of the hedge. On November 22, 2024 the company issued Cdn$450.0 and Cdn$250.0 principal amount of unsecured senior notes due November 22, 2034 and November 23, 2054. Contemporaneously with the issuances, the company designated the carrying value of its aggregate Cdn$700.0 principal amount of unsecured senior notes as a hedge of a portion of its net investment in Canadian subsidiaries.

Hedge of net investment in European operations

At December 31, 2024 the company has designated the carrying value of €750.0 principal amount of its euro denominated unsecured senior notes with a fair value of $767.5 (December 31, 2023 - principal amount of €750.0 with a fair value of $791.9) as a hedge of its net investment in European operations with a euro functional currency. During 2024 the company recognized after-tax gains of $51.5 (2023 - after-tax losses of $27.8) related to exchange rate movements on the euro denominated unsecured senior notes in gains (losses) on hedge of net investment in European operations in the consolidated statement of comprehensive income.

Pre-tax foreign exchange effects included in net gains (losses) on investments

The pre-tax foreign exchange effects included in net gains (losses) on investments in the company’s consolidated statements of earnings for the years ended December 31 were as follows:

	2024	2023
Net gains (losses) on investments:
Investing activities	(350.4)	111.4
Underwriting activities	91.1	(170.2)
Foreign currency contracts	234.1	(60.0)
Foreign currency net losses	(25.2)	(118.8)

Foreign currency net losses on investing activities during 2024 primarily related to the strengthening of the U.S. dollar relative to the Brazilian real, Canadian dollar and Egyptian pound on Brazilian real, Canadian dollar and Egyptian pound denominated investments. Foreign currency net gains on investing activities during 2023 primarily related to the strengthening of the Brazilian real, Canadian dollar and British pound sterling relative to the U.S. dollar on Brazilian real, Canadian dollar and British pound sterling denominated investments.

Hypothetical effects of foreign currency movements

The tables below present, in U.S. dollars, the foreign currency assets and liabilities to which the company is principally exposed, showing separately those assets and liabilities that result in foreign currency transaction gains and losses in the consolidated statement of earnings and those that result in foreign currency translation gains and losses in the consolidated statement of other comprehensive income. The tables also present the approximate effect of a 10% appreciation of the U.S. dollar against each of the principal foreign currencies on pre-tax earnings (loss), net earnings (loss), pre-tax other comprehensive income (loss) and other comprehensive income (loss). Certain shortcomings are inherent in the method of analysis presented, including the assumption that the 10% appreciation of the U.S. dollar occurred at December 31, 2024 with all other variables held constant.

Foreign currency effects on the consolidated statements of earnings

					British
	Canadian dollar		Euro		pound sterling		Indian rupee
	2024	2023	2024	2023	2024	2023	2024	2023
Assets	3,366.5	1,938.1	1,186.9	1,190.2	1,512.9	1,363.5	2,292.0	1,841.3
Liabilities	(792.3)	(723.7)	(1,489.0)	(1,503.6)	(2,022.6)	(2,048.3)	(284.9)	(220.9)
Net asset (liability) exposure	2,574.2	1,214.4	(302.1)	(313.4)	(509.7)	(684.8)	2,007.1	1,620.4
Notional long (short) amount of foreign currency forward contracts	(2,734.6)	(1,387.0)	(847.7)	(833.5)	(99.6)	(64.1)	3.8	—
Net asset (liability) exposure after foreign currency forward contracts	(160.4)	(172.6)	(1,149.8)	(1,146.9)	(609.3)	(748.9)	2,010.9	1,620.4

Hypothetical change in pre-tax earnings (loss)	16.0	17.3	115.0	114.7	60.9	74.8	(201.1)	(162.0)
Hypothetical change in net earnings (loss)	17.0	16.2	93.8	96.2	48.5	63.1	(189.7)	(160.1)

The hypothetical effects at December 31, 2024 of the foreign currency movements on pre-tax earnings (loss) in the table above principally related to the following:

Canadian dollar: Net liability exposure after foreign currency forward contracts at December 31, 2024 primarily related to net liabilities at Odyssey Group, Crum & Forster, Zenith National and Brit, partially offset by net assets at the group holding companies and non-insurance companies (principally at Peak Achievement (consolidated December 20, 2024)). The marginal decrease in net liability exposure after foreign currency forward contracts at December 31, 2024 compared to December 31, 2023 reflected higher investments at the group holding companies and the majority of the insurance and reinsurance companies, partially offset by an increase in the notional short amount of Canadian dollar foreign currency forward contracts at Crum & Forster, Allied World and Zenith National.

Euro: Net liability exposure after foreign currency forward contracts at December 31, 2024 primarily related to net liabilities at Brit, Odyssey Group, Crum & Forster and Allied World. The marginal increase in net liability exposure after foreign currency forward contracts at December 31, 2024 compared to December 31, 2023 primarily reflected an increase in the notional short amount of euro currency forward contracts.

British pound sterling: Net liability exposure after foreign currency forward contracts at December 31, 2024 primarily related to net liabilities at Brit, Odyssey Group and Allied World, partially offset by net assets at Crum & Forster. The lower net liability exposure after foreign currency forward contracts at December 31, 2024 compared to December 31, 2023 primarily reflected a decrease in net liabilities at Allied World (increased portfolio investments) and Odyssey Group, partially offset by an increase in the notional short amount of British pound sterling foreign currency forward contracts at December 31, 2024.

Indian rupee: Net asset exposure after foreign currency forward contracts at December 31, 2024 primarily related to net assets at Odyssey Group, Allied World and Fairfax Asia. The increase in net asset exposure after foreign currency forward contracts at December 31, 2024 compared to December 31, 2023 primarily reflected net purchases of Indian government bonds during 2024.

Foreign currency effects on the consolidated statements of other comprehensive income

					British
	Canadian dollar		Euro		pound sterling		Indian rupee
	2024	2023	2024	2023	2024	2023	2024	2023
Assets	12,226.6	11,437.4	9,488.8	9,393.8	2,699.4	2,255.9	4,183.8	4,110.8
Liabilities	(7,164.8)	(6,583.4)	(6,800.3)	(7,064.4)	(1,854.6)	(1,502.3)	(1,366.2)	(1,349.3)
Net asset exposure before hedge of net investment	5,061.8	4,854.0	2,688.5	2,329.4	844.8	753.6	2,817.6	2,761.5
Hedge of net investment	(2,175.7)	(2,107.6)	(771.7)	(821.5)	—	—	—	—
Net asset exposure after hedge of net investment	2,886.1	2,746.4	1,916.8	1,507.9	844.8	753.6	2,817.6	2,761.5

Hypothetical change in pre-tax other comprehensive income (loss)	(288.6)	(274.6)	(191.7)	(150.8)	(84.5)	(75.4)	(281.8)	(276.2)
Hypothetical change in other comprehensive income (loss)	(284.9)	(269.6)	(147.4)	(112.2)	(83.1)	(69.3)	(263.2)	(260.9)

The hypothetical effects at December 31, 2024 of the foreign currency movements on pre-tax other comprehensive income (loss) in the table above principally related to the translation of the company’s non-U.S. dollar net investments in subsidiaries and investments in associates as follows:

Canadian dollar: Primarily related to net investments in Northbridge and Canadian non-insurance companies (principally Recipe, Sleep Country (consolidated October 1, 2024), Dexterra Group and Boat Rocker) and the company's investments in associates, partially offset by the impact of Canadian dollar denominated borrowings applied as a hedge of net investment in Canadian subsidiaries. The increase in net asset exposure after hedge of net investment at December 31, 2024 compared to December 31, 2023 primarily reflected increased net investments in Canadian non-insurance companies (primarily Sleep Country (consolidated October 1, 2024), Recipe (lower borrowings) and Dexterra Group (sale of a line of business), partially offset by decreased net investments in associates related to the disposition of Stelco, decreased net investment in Northbridge (reflecting the weakening of the Canadian dollar relative to the U.S. dollar and dividends paid to the holding company, partially offset by strong net earnings) and the impact of the weakening of the Canadian dollar relative to the U.S. dollar.

Euro: Primarily related to the company's investments in associates (principally Eurobank) and net investments in Eurolife, Colonnade Insurance, Odyssey Group's net investment in its European branches, and Grivalia Hospitality, partially offset by euro denominated borrowings applied as a hedge of net investment in European operations. The increase in net asset exposure after hedge of net investment at December 31, 2024 compared to December 31, 2023 principally reflected a decrease in euro denominated borrowings applied as a hedge, Odyssey Group's increased net investment in its euro denominated operations and increased exposure in the company's investments in associates (primarily related to share of profit of Eurobank), partially offset by lower net investments in Eurolife and Grivalia Hospitality.

British pound sterling: Primarily related to Odyssey Group's net investment in its Newline syndicate and net investments in Meadow Foods. The increase in net asset exposure at December 31, 2024 compared to December 31, 2023 principally reflected increased net investment in Meadow Foods (consolidated November 29, 2024) and movements within Odyssey Group's Newline syndicate's insurance business.

Indian rupee: Primarily related to net investments in Fairfax India and Thomas Cook India, and the company's investments in associates (principally Quess and Digit). The increase in net asset exposure at December 31, 2024 compared to December 31, 2023 principally reflected increased net investment in Digit (reflecting a gain on IPO) and Thomas Cook India (reflecting net earnings in 2024), partially offset by decreased net investment in Fairfax India (principally reflecting net losses on investments and unrealized foreign currency translation losses, partially offset by stronger earnings from operations at Fairfax India's subsidiaries).

Capital Management

The company’s capital management framework is designed to protect, in the following order, its policyholders, its bondholders and its preferred shareholders and then finally to optimize returns to common shareholders. Effective capital management includes measures designed to maintain capital above minimum regulatory levels, above levels required to satisfy issuer credit ratings and financial strength ratings requirements, and above internally determined and calculated risk management levels. Total capital, comprising total debt, shareholders’ equity attributable to shareholders of Fairfax and non-controlling interests, was $40,102.9 at December 31, 2024 compared to $37,424.4 at December 31, 2023.

The company manages its capital based on the following financial measurements and ratios:

			Excluding consolidated non-
	Consolidated		insurance companies
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Holding company cash and investments (net of derivative obligations)	2,502.1	1,749.1	2,502.1	1,749.1
Borrowings – holding company	7,882.4	6,928.9	7,882.4	6,928.9
Borrowings – insurance and reinsurance companies	975.8	895.6	975.8	895.6
Borrowings – non-insurance companies	2,895.5	1,899.0	—	—
Total debt	11,753.7	9,723.5	8,858.2	7,824.5
Net debt(1)	9,251.6	7,974.4	6,356.1	6,075.4

Common shareholders’ equity	22,959.8	21,615.0	22,959.8	21,615.0
Preferred stock	1,108.2	1,335.5	1,108.2	1,335.5
Non-controlling interests	4,281.2	4,750.4	2,740.2	3,115.8
Total equity	28,349.2	27,700.9	26,808.2	26,066.3

Net debt/total equity	32.6%	28.8%	23.7%	23.3%
Net debt/net total capital(2)	24.6%	22.4%	19.2%	18.9%
Total debt/total capital(3)	29.3%	26.0%	24.8%	23.1%
Interest coverage(4)	10.5x	13.8x	13.5x (6)	18.1x (6)
Interest and preferred share dividend distribution coverage(5)	9.5x	12.1x	11.8x (6)	15.0x (6)
(1)	Net debt is calculated by the company as total debt less holding company cash and investments (net of derivative obligations).
(2)	Net total capital is calculated by the company as the sum of total equity and net debt.
(3)	Total capital is calculated by the company as the sum of total equity and total debt.
(4)	Interest coverage is calculated by the company as earnings (loss) before income taxes and interest expense on borrowings, divided by interest expense on borrowings.
(5)	Interest and preferred share dividend distribution coverage is calculated by the company as earnings (loss) before income taxes and interest expense on borrowings divided by the sum of interest expense on borrowings and preferred share dividend distributions adjusted to a pre-tax equivalent at the company’s Canadian statutory income tax rate.
(6)	Excludes earnings (loss) before income taxes, and interest expense on borrowings, of consolidated non-insurance companies.

The company’s capital management objectives include maintaining sufficient liquid resources at the holding company to be able to pay interest on debt, dividends to preferred shareholders and all other holding company obligations. Accordingly, the company monitors its interest and preferred share dividend distribution coverage ratio calculated as described in footnote 5 of the table above.

Common shareholders’ equity increased to $22,959.8 at December 31, 2024 from $21,615.0 at December 31, 2023, primarily reflecting net earnings attributable to shareholders of Fairfax of $3,874.9, partially offset by purchases of 1,346,953 subordinate voting shares for cancellation for cash consideration of $1,588.4, other comprehensive loss of $477.2 relating to unrealized foreign currency translation losses net of hedges, and payments of common and preferred share dividends of $411.7. Changes in borrowings and non-controlling interests are described in note 15 and note 16 respectively.

The changes in borrowings and common shareholders’ equity affected the company’s leverage ratios as follows: The consolidated net debt/net total capital ratio increased to 24.6% at December 31, 2024 from 22.4% at December 31, 2023, primarily as a result of increased net debt, partially offset by increased common shareholders’ equity as discussed above. The increase in net debt was principally due to increased borrowings at the non-insurance companies reflecting the acquisition of Sleep Country and the consolidation of Peak Achievement as a result of the additional investment, and various issuances and redemptions of Fairfax unsecured senior notes as described in note 15, partially offset by increased holding company cash and investments. The consolidated total debt/total capital ratio increased to 29.3% at December 31, 2024 from 26.0% at December 31, 2023, primarily as a result of increased total debt, partially offset by increased common shareholders’ equity as discussed above.

In the United States, the National Association of Insurance Commissioners (“NAIC”) applies a model law and risk-based capital (“RBC”) formula designed to help regulators identify property and casualty insurers that may be inadequately capitalized. Under the NAIC’s requirements, an insurer must maintain total capital and surplus above a calculated threshold or face varying levels of regulatory action. The threshold is based on a formula that attempts to quantify the risk of a company’s insurance and reinsurance, investment and other business activities. At December 31, 2024 Odyssey Group, Crum & Forster, Zenith National, Allied World and U.S. Run-off subsidiaries had capital and surplus that met or exceeded the regulatory minimum requirement of two times the authorized control level; each subsidiary had capital and surplus of at least 3.3 times (December 31, 2023 – 3.2 times) the authorized control level, except for TIG Insurance which had at least 2.1 times (December 31, 2023 – 2.0 times).

In Bermuda, insurance and reinsurance companies are regulated by the Bermuda Monetary Authority and are subject to the statutory requirements of the Bermuda Insurance Act 1978. There is a requirement to hold available statutory economic capital and surplus equal to or in excess of an enhanced capital and target capital level as determined under the Bermuda Solvency Capital Requirement model. The target capital level is measured as 120% of the enhanced capital requirements. At December 31, 2024 and 2023 Allied World’s subsidiary was in compliance with Bermuda’s regulatory requirements.

In Canada, property and casualty companies are regulated by the Office of the Superintendent of Financial Institutions on the basis of a minimum supervisory target of 150% of a minimum capital test (“MCT”) formula. At December 31, 2024 Northbridge’s subsidiaries had a weighted average MCT ratio of 227% (December 31, 2023 – 255%) of the minimum supervisory target.

Brit is subject to the solvency and regulatory capital requirements of the Prudential Regulatory Authority in the U.K. for its Lloyd’s business and the Bermuda Monetary Authority for its Bermudan business. The management capital requirements for Brit are set using an internal model based on the prevailing regulatory framework in these jurisdictions. At December 31, 2024 Brit’s total capital consisted of net tangible assets (total assets less any intangible assets and all liabilities), subordinated debt and contingent funding from its revolving credit facility and amounted to $2,853.3 (December 31, 2023 - $2,977.9). This represented a surplus of $988.0 (December 31, 2023 - $1,050.5) over Brit’s management capital requirements.

Gulf Insurance is governed by the local capital adequacy regulations issued by the Insurance Regulatory Unit ("IRU") in the State of Kuwait. At December 31, 2024 Gulf Insurance had Regulatory Solvency Capital of 960.2% (December 31, 2023 – 998)% of the minimum capital required.

In countries other than the U.S., Bermuda, Canada, the U.K. and Kuwait where the company operates, the company met or exceeded the applicable regulatory capital requirements at December 31, 2024 and 2023.